LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Bond Fund

Supplement dated January 2, 2020 to the

Summary Prospectus dated May 1, 2019, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 14 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
John J. Morton, Portfolio Manager	2018
Steven F. Rocco, Partner and Director of Taxable Fixed Income	2018
Mila Skulkina, Portfolio Manager	2020

Please retain this document for your future reference.